UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

New Horizons Fund	June 30, 2020
PRNHX	Investor Class
PRJIX	I Class
TRUZX	Z Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE NEW HORIZONS FUND

HIGHLIGHTS

■	U.S. small-cap stocks declined in the first half of 2020 as the coronavirus pandemic curtailed economic activity and tipped the U.S. economy into a severe downturn.

■	The New Horizons Fund advanced 20.60% in its fiscal first half and significantly outperformed the Russell 2000 Growth Index, which recorded a negative return.

■

All sectors contributed to relative performance. Information technology (IT) added the most value, led by outsized gains in cloud-based software companies that benefited from the coronavirus-driven surge in remote work and e-commerce. Detractors were companies whose businesses were temporarily upended by the pandemic.

■

The coronavirus pandemic effectively accelerated future growth and returns for many cloud-focused companies, raising concerns that they are overvalued. While we believe that valuations in some IT industries are elevated, we have a high level of conviction in the fundamentals of our holdings and still see solid potential for compounding returns longer term.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Financial markets recorded widely mixed results during the first half of 2020 as the spread of the coronavirus disrupted global economies. Although stocks and bonds experienced extraordinary volatility, historic levels of fiscal and monetary stimulus helped mitigate the losses.

Market sentiment was positive as we entered the year, and the S&P 500 Index advanced to a record high on February 19. However, stocks began falling as the coronavirus spread in Italy and other countries outside China. The major indexes continued their slide as cases mounted in the U.S. and New York City became the epicenter of the pandemic. Governments throughout the world issued stay-at-home orders to contain the virus, and some sectors, such as travel, restaurants, and shopping malls, nearly came to a halt.

According to the National Bureau of Economic Research, a recession officially began in February, ending the longest expansion in U.S. history. Over 22 million Americans lost their jobs in March and April, and many measures of economic activity, including retail sales and industrial production, experienced record-setting declines. By March 23, the S&P 500 Index had fallen by about a third from the start of the year.

In response to the rapid economic contraction, global central banks took bold accommodative steps, and many governments around the world passed emergency spending packages. The Federal Reserve cut its short-term lending rate to near zero and began massive purchases of government and corporate bonds to stimulate the economy and supply liquidity in the fixed income market.

The federal government also provided trillions of dollars in fiscal help in the form of direct payments to many Americans, expanded unemployment insurance, and subsidies to sectors such as transportation and health care that had been directly impacted by the pandemic. As lockdowns eased late in the period, there were signs of economic recovery, especially in stronger-than-expected payroll data, but surges in new virus cases in some states remained a concern.

Boosted by the stimulus and indications that the economy was mending faster than many expected, nearly all sectors recouped some of their losses by the end of June, and some segments were back in positive territory. For the six-month period, the tech-heavy Nasdaq Composite Index reached record highs and easily outperformed other benchmarks as the pandemic appeared to accelerate trends in retail, social media, and content streaming that benefited the large technology platforms. Large- and mid-cap growth stocks also produced positive returns and outperformed small-caps and value shares, which lost ground.

The S&P 500 Index finished the period with modest losses overall. Within the benchmark, tech and consumer discretionary stocks rallied, but energy shares were down more than 35% (including dividends) amid tumbling oil prices, and the financials sector struggled in a low-yield environment. Non-U.S. equity markets were generally negative and lagged the U.S. benchmarks.

In the fixed income universe, Treasuries were the top performers as yields dropped to record lows during the period, and other U.S. investment-grade bonds were also generally positive. High yield and emerging markets bonds were particularly hard hit during the market sell-off in March, but the sectors staged a strong recovery as investors sought out higher-yielding securities. Emerging markets debt denominated in U.S. dollars outperformed local currency issues, as weakness in certain currencies weighed on local bond performance in U.S. dollar terms.

As we enter the second half of the year, we expect markets to remain volatile. The scale of the stimulus and the potential for medical breakthroughs create the potential for stocks to move higher, but much depends on the course of the virus. Rising tensions between the U.S. and China, social unrest, and the U.S. elections in November could also drive market performance.

Our investment teams will be carefully monitoring these developments, and I believe that our disciplined fundamental research and strategic investing approach will continue to serve our shareholders well in this uncertain environment.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

FUND COMMENTARY

How did the fund perform in the past six months?

The New Horizons Fund returned 20.60% for the six months ended June 30, 2020. The fund significantly outperformed the Russell 2000 Growth Index and the return of its peer group, the Lipper Mid-Cap Growth Funds Index. (Returns for I and Z Class shares varied slightly due to their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Information technology (IT) stocks contributed the most to absolute and relative performance. Many of the fund’s largest contributors were cloud-focused companies that experienced accelerated growth amid the sudden transition to remote working and other online activity as the coronavirus led millions to stay at home under lockdowns starting in March. DocuSign, whose software is used by companies to automate business contracts and electronic signatures, was a top contributor following several quarters of strong earnings driven by the rapid growth in digitized documents and e-signatures. Other large contributors were e-commerce platform company Shopify, applications monitoring and analytics company Datadog, and cloud communications software maker Twilio. Shares of these companies swiftly recovered from their March lows and rose to record levels as investors concluded that they provided critical infrastructure for businesses during the pandemic and would continue to see strong demand as working from home becomes more entrenched. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Top contributors in other sectors were names that investors bet would fare well in a slowing economy and outperform in a post-pandemic recovery. Old Dominion Freight Line was a top contributor in the industrials and business services sector as investors appreciated the trucking company’s solid competitive positioning and strong fundamentals. In health care, Dexcom helped returns as the medical device company benefited from growing use of its continuous glucose monitoring (CGM) systems for diabetics. Dexcom has reported consensus-beating earnings for several quarters, validating our view that the company is positioned for long-term growth as CGM becomes the standard of care for diabetes. Veeva Systems was another strong contributor as demand for the company’s cloud-based software, which provides customer relationship and clinical data management services for life science companies, stayed resilient during the pandemic.

Detractors spanned a variety of sectors, but all were hit hard as the coronavirus effectively shuttered their businesses and left them with uncertain recovery prospects. Vail Resorts shares lost about a fifth of their value as the pandemic decimated leisure travel and caused the company to close its North American ski resorts in March. Armstrong World Industries, a manufacturer of walls and ceilings for commercial spaces, was another significant detractor as the coronavirus shut down construction projects nationwide. In the IT sector, Gartner weighed on returns amid expectations that a coronavirus-induced downturn in technology spending would curb demand for the company’s research and severely impact its conference business.

How is the fund positioned?

The IT sector comprised slightly over a third of the fund’s net assets at period-end and remains a fertile hunting ground for the small, durable growth companies that we favor for your fund. Our allocation rose following strong performance in our technology holdings and a few key trades. We initiated positions in several software makers that cater to small to medium-sized businesses: HubSpot, a cloud-based marketing and sales software platform company; Five9, which makes software for customer call centers; and Xero, a New Zealand-based business accounting software company. All were hit hard in the March sell-off, but we believe they are well positioned to gain market share in the downturn and emerge as long-term winners owing to their technology-based competitive advantages. We added to our position in Paylocity, a cloud-based payroll and human resources software company, which we think will benefit from rising demand as companies manage a growing number of employees working outside the office. As for sales, we trimmed our holdings in Shopify, Twilio, DocuSign, and Okta following strong outperformance. Though we view these holdings as durable growth companies whose long-term prospects justified their relatively high valuations, we believed it was prudent to reduce their position sizes to mitigate portfolio risk.

Our allocation to health care, the second-largest allocation, stayed broadly unchanged. We reduced positions in Dexcom and in animal health diagnostics company Idexx Laboratories after each company’s shares rebounded from their March lows and rose to multiyear levels. Regarding purchases, we added to our holdings in medical device maker Nevro, whose main product uses high-frequency spinal cord stimulation to treat chronic back and leg pain. Though the coronavirus-related delay in nonessential procedures will hurt its near-term earnings, Nevro targets an area of high unmet need and we believe that demand will rebound once physicians resume doing elective procedures. We increased our position in Veeva Systems, which we think will do well longer term as pharmaceutical and biotech companies devote more resources to developing virus therapies.

Our exposure to consumer discretionary stocks declined over the period. We reduced our position in Vail Resorts due to uncertainty about the timing and strength of a recovery in demand for destination travel in the near term. On the other hand, we took advantage of share weakness to start a small position in luxury furniture retailer RH, which we think has significant growth potential and should take share from brick-and-mortar stores impacted by virus-related shutdowns. We also initiated a position in Planet Fitness, the country’s biggest franchisor of low-cost gyms. Known for its “judgement free” facilities targeting first-time gym goers, Planet Fitness benefits from having a much larger scale and first-mover advantage over its competitors in the value gym segment, which has driven nearly all the growth in gym industry membership in recent years. We think Planet Fitness has the potential to become much larger over time, and the company was among our biggest purchases this year.

What is portfolio management’s outlook?

After recording historic declines in the first quarter, small-cap growth stocks staged a comeback in the second quarter aided by the Federal Reserve’s interest rate cuts and massive stimulus measures. Thanks to social distancing, remote working, and other new behaviors ushered in by the coronavirus, the pandemic effectively accelerated future growth and returns for many cloud-focused companies, which helped your fund’s returns over the period and extended its long track record of solid outperformance. The New Horizons Fund, which is T. Rowe Price’s second-oldest fund, celebrated its 60-year mark in June with its best relative performance against the benchmark over a trailing three-year period.

The runup in valuations in some IT industries has raised concerns that they are overvalued. While we believe that valuations in some areas of the tech sector are indeed elevated, we have a high level of conviction in the fundamentals of our holdings and see solid potential for compounding returns longer term. Furthermore, we believe that the accelerated penetration of some new technologies spurred by the outbreak will continue even after businesses reopen and workers return to their offices. If anything, the public health crisis has only underscored the value of the capabilities afforded by new technologies.

Fundamental research is our most important risk mitigator in the current uncertainty, and we rely on the insights of our equity research analysts who are continuously reassessing the ability of the companies they cover to manage through the downcycle. We have redoubled our efforts on individual stock selection and on building a portfolio of companies that we want to own once the downturn is behind us. Ensuring that each holding has sufficient balance sheet strength and liquidity to survive what could be a long and difficult recovery is a matter of utmost importance. Thanks to the strengths of T. Rowe Price’s fundamental research platform and our disciplined, time-tested investment process focused on small, durable growth companies, we believe that we are well positioned to keep generating solid results for our shareholders over the long run.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:

Market conditions. The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Small-cap stocks. Investments in securities issued by small-cap companies are likely to be more volatile than investments in securities issued by larger companies. Small-cap companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Growth investing. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/20
DocuSign	2.4%
Waste Connections	2.3
Cable One	2.3
Datadog	2.3
Booz Allen Hamilton	2.3
Veeva Systems	2.2
Dexcom	2.2
MSCI	2.1
Atlassian	2.1
CoStar Group	2.1
StoneCo	2.1
Roper Technologies	2.0
Paylocity	1.9
Exact Sciences	1.8
TransUnion	1.8
Zendesk	1.7
Old Dominion Freight Line	1.7
Okta	1.7
HubSpot	1.7
Black Knight	1.6
Vroom	1.6
Twilio	1.5
Ceridian HCM Holding	1.5
GCI Liberty	1.5
Bright Horizons Family Solutions	1.5
Total	**47.9%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2020 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Shares/Par	$ Value
(Cost and value in $000s)		
COMMON STOCKS 94.0%		
COMMUNICATION SERVICES 4.2%		
Diversified Telecommunication Services 1.9%		
GCI Liberty, Class A (1)(2)	6,757,762	480,612
Sarana Menara Nusantara (IDR)	1,558,356,000	111,720
		592,332
Entertainment 0.0%		
Houzz, Acquisition Date: 6/3/14, Cost $6,575 (1)(3)(4)	877,600	6,073
Offerup, Acquisition Date: 3/6/15, Cost $5,042 (1)(3)(4)	1,012,630	2,319
		8,392
Media 2.3%		
Cable One (2)	415,653	737,722
		737,722
Total Communication Services		1,338,446
CONSUMER DISCRETIONARY 6.9%		
Diversified Consumer Services 1.5%		
Bright Horizons Family Solutions (1)(2)	4,077,937	477,934
		477,934
Hotels, Restaurants & Leisure 1.2%		
Planet Fitness, Class A (1)(2)	5,748,987	348,216
Vail Resorts	294,946	53,725
		401,941
Internet & Direct Marketing Retail 0.0%		
A Place for Rover, Acquisition Date: 5/25/18, Cost $2,132 (1)(3)(4)	314,592	1,812
		1,812
Multiline Retail 0.8%		
Ollie's Bargain Outlet Holdings (1)	2,609,100	254,779
		254,779
Specialty Retail 3.3%		
Burlington Stores (1)	2,008,096	395,454

Reed Krakoff International, Acquisition Date: 8/30/13 - 10/14/14, Cost $11,106 (1)(2)(3)(4)(5)	111,063	–
RH (1)	584,296	145,431
Vroom (1)(2)	437,893	22,832
Vroom, Acquisition Date: 7/13/15 - 11/21/19, Cost $81,010 (1)(2)(3)	9,726,422	481,779
		1,045,496
Textiles, Apparel & Luxury Goods 0.1%		
Allbirds, Acquisition Date: 10/10/18 - 12/21/18, Cost $15,645 (1)(3)(4)	1,426,470	18,381
		18,381
Total Consumer Discretionary		2,200,343
CONSUMER STAPLES 1.1%		
Beverages 1.1%		
Boston Beer, Class A (1)(2)	621,948	333,768
Total Consumer Staples		333,768
ENERGY 0.1%		
Oil, Gas & Consumable Fuels 0.1%		
Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $2,981 (1)(3)(4)	987	3,798
Venture Global LNG, Series C, Acquisition Date: 5/25/17 - 3/8/18, Cost $25,850 (1)(3)(4)	7,166	27,575
Total Energy		31,373
FINANCIALS 3.8%		
Banks 0.7%		
Signature Bank	2,144,160	229,254
		229,254
Capital Markets 2.5%		
MarketAxess Holdings	268,358	134,426
MSCI	2,050,201	684,398
		818,824
Diversified Financial Services 0.2%		
Cannae Holdings (1)	1,377,114	56,599
		56,599

Insurance 0.4%		
Palomar Holdings (1)(2)	1,506,979	129,238
		129,238
Total Financials		1,233,915
HEALTH CARE 24.0%		
Biotechnology 11.3%		
Abcam (GBP) (2)	11,390,312	188,122
ACADIA Pharmaceuticals (1)	3,233,242	156,715
Acceleron Pharma (1)	1,352,401	128,843
Acerta Pharma, Class B, Acquisition Date: 5/12/15, Cost $4,434 (1)(3)(4)	175,251,555	19,278
ADC Therapeutics (1)	280,760	13,142
Adverum Biotechnologies (1)	738,659	15,423
Agios Pharmaceuticals (1)	769,431	41,149
Aimmune Therapeutics (1)	1,243,437	20,778
Alector (1)	620,369	15,162
Allakos (1)	33,885	2,435
Allogene Therapeutics (1)	1,348,911	57,760
Alnylam Pharmaceuticals (1)	1,316,285	194,955
Amarin, ADR (1)	1,361,489	9,421
Apellis Pharmaceuticals (1)	1,011,207	33,026
Arcturus Therapeutics Holdings (1)	159,156	7,439
Arcutis Biotherapeutics (1)	438,704	13,266
Ardelyx (1)	1,053,271	7,289
Argenx, ADR (1)	1,042,649	234,836
Ascendis Pharma, ADR (1)	1,304,727	192,969
Assembly Biosciences (1)	307,681	7,175
Avidity Biosciences (1)	355,419	10,044
Avrobio (1)	533,383	9,308
Beam Therapeutics (1)	236,893	6,633
BeiGene, ADR (1)	212,448	40,025
Bluebird Bio (1)	511,472	31,220
Blueprint Medicines (1)	753,481	58,771
ChemoCentryx (1)	134,745	7,753
CRISPR Therapeutics (1)	263,226	19,344

Deciphera Pharmaceuticals (1)	558,500	33,354
Denali Therapeutics (1)	893,475	21,604
Dicerna Pharmaceuticals (1)	1,042,400	26,477
Eidos Therapeutics (1)	199,000	9,486
Enanta Pharmaceuticals (1)	492,647	24,736
Epizyme (1)	580,563	9,324
Exelixis (1)	4,950,571	117,527
Fate Therapeutics (1)	309,855	10,631
FibroGen (1)	1,263,216	51,198
G1 Therapeutics (1)	537,542	13,041
Generation Bio, Acquisition Date: 1/9/20, Cost $10,952 (1)(3)	1,108,915	22,123
Generation Bio (1)	406,310	8,532
Global Blood Therapeutics (1)	809,239	51,087
Guardant Health (1)	341,271	27,687
Homology Medicines (1)	789,969	12,000
IGM Biosciences (1)	183,643	13,406
Immunomedics (1)	1,598,588	56,654
Incyte (1)	1,953,657	203,122
Insmed (1)	2,014,463	55,478
Intellia Therapeutics (1)	503,452	10,583
Intercept Pharmaceuticals (1)	158,375	7,588
Ionis Pharmaceuticals (1)	1,609,159	94,876
Iovance Biotherapeutics (1)	2,520,297	69,182
Kadmon Holdings (1)	2,338,751	11,974
Karuna Therapeutics (1)	284,466	31,707
Karyopharm Therapeutics (1)	600,563	11,375
Kodiak Sciences (1)	1,579,149	85,464
Krystal Biotech (1)	317,933	13,169
Legend Biotech, ADR (1)	287,862	12,251
Mersana Therapeutics (1)	234,639	5,491
Milestone Pharmaceuticals (1)	191,410	724
Mirati Therapeutics (1)	452,202	51,628
Momenta Pharmaceuticals (1)	787,959	26,215
MorphoSys (EUR) (1)	36,697	4,653
Neurocrine Biosciences (1)	1,293,182	157,768
Orchard Therapeutics, ADR (1)	1,638,943	9,834

Principia Biopharma (1)	448,576	26,820
Progenic Pharmaceuticals, CVR (1)	1,890,800	–
PTC Therapeutics (1)	652,244	33,095
Radius Health (1)	480,928	6,555
RAPT Therapeutics (1)	790,526	22,941
Rocket Pharmaceuticals (1)	620,100	12,979
Sage Therapeutics (1)	939,785	39,076
Sarepta Therapeutics (1)	479,775	76,927
Scholar Rock Holding (1)	401,182	7,306
Seattle Genetics (1)	1,307,791	222,220
Translate Bio (1)	802,021	14,372
Tricida (1)	973,985	26,765
Ultragenyx Pharmaceutical (1)	1,765,503	138,098
uniQure (1)	269,875	12,161
Xencor (1)	1,133,181	36,704
Zai Lab, ADR (1)	256,098	21,033
Zentalis Pharmaceuticals (1)	492,894	23,669
Zymeworks (1)	371,957	13,416
		3,648,367
Health Care Equipment & Supplies 7.3%		
DexCom (1)	1,715,064	695,287
Exact Sciences (1)	6,815,155	592,510
IDEXX Laboratories (1)	884,845	292,140
Inari Medical (1)	238,843	11,569
JAND, Class A, Acquisition Date: 4/23/15 - 3/9/18, Cost $26,928 (1)(2)(3)(4)	1,875,578	36,561
Lantheus Holdings (1)	585,948	8,379
Nevro (1)(2)	2,626,260	313,759
Novocure (1)	524,636	31,111
Outset Medical, Acquisition Date: 1/27/20, Cost $3,262 (1)(3)(4)	1,482,558	3,262
Shockwave Medical (1)	1,069,811	50,677
West Pharmaceutical Services	1,340,281	304,472
		2,339,727

Health Care Technology 2.2%		
Veeva Systems, Class A (1)	3,062,990	718,026
		718,026
Life Sciences Tools & Services 2.1%		
Adaptive Biotechnologies (1)	1,151,882	55,728
Eurofins Scientific (EUR) (1)	729,214	459,939
Repligen (1)	225,389	27,860
Sartorius Stedim Biotech (EUR)	548,294	139,012
		682,539
Pharmaceuticals 1.1%		
Arvinas (1)	314,700	10,555
Axsome Therapeutics (1)	316,738	26,061
Cara Therapeutics (1)	760,380	13,002
Catalent (1)	799,355	58,593
GW Pharmaceuticals, ADR (1)	236,740	29,053
Intra-Cellular Therapies (1)	399,903	10,265
MyoKardia (1)	1,211,475	117,053
Odonate Therapeutics (1)	280,578	11,880
Reata Pharmaceuticals, Class A (1)	143,283	22,355
Turning Point Therapeutics (1)	522,662	33,759
WaVe Life Sciences (1)	199,899	2,081
Zeneca, Acquisition Date: 7/18/13, Cost $- (1)(3)(4)	288,910	178
Zogenix (1)	153,063	4,134
		338,969
Total Health Care		7,727,628
INDUSTRIALS & BUSINESS SERVICES 19.3%		
Aerospace & Defense 0.9%		
Aerojet Rocketdyne Holdings (1)	1,468,916	58,228
Teledyne Technologies (1)	780,757	242,776
		301,004
Airlines 0.6%		
Alclear Holdings, Class B, Acquisition Date: 9/4/15 - 2/16/18, Cost $54,367 (1)(2)(3)(4)(5)	627,649	125,404

Wheels Up Partners, Series B, Acquisition Date: 9/18/15, Cost $22,697 (1)(2)(3)(4)(5)	7,989,973	20,576
Wheels Up Partners, Series C, Acquisition Date: 6/22/17, Cost $18,460 (1)(2)(3)(4)(5)	5,916,523	15,236
Wheels Up Partners, Series D, Acquisition Date: 5/17/19, Cost $30,921 (1)(2)(3)(4)(5)	8,885,330	22,882
		184,098
Building Products 2.9%		
Armstrong Worldwide Industries (2)	6,103,358	475,818
Lennox International	1,162,639	270,883
Trex (1)	1,369,200	178,092
		924,793
Commercial Services & Supplies 4.7%		
Rentokil Initial (GBP)	60,568,247	382,982
Rollins	9,231,240	391,312
Waste Connections	7,899,922	740,934
		1,515,228
Industrial Conglomerates 2.0%		
Roper Technologies	1,664,082	646,097
		646,097
Machinery 1.2%		
Graco	3,767,070	180,782
RBC Bearings (1)	416,680	55,852
Toro	2,137,450	141,798
		378,432
Professional Services 5.0%		
Clarivate (1)	15,052,140	336,114
CoStar Group (1)	952,552	676,950
TransUnion	6,806,398	592,429
		1,605,493
Road & Rail 1.7%		
Old Dominion Freight Line	3,236,541	548,885
		548,885

Trading Companies & Distributors 0.3%		
SiteOne Landscape Supply (1)	969,775	110,525
		110,525
Total Industrials & Business Services		6,214,555
INFORMATION TECHNOLOGY 33.8%		
IT Services 11.1%		
Black Knight (1)	7,291,143	529,045
Booz Allen Hamilton Holding (2)	9,314,385	724,566
Endava, ADR (1)(2)	1,604,505	77,498
Okta (1)	2,730,625	546,753
Schrodinger (1)	338,745	31,019
ServiceTitan, Acquisition Date: 11/9/18, Cost $2,665 (1)(3)(4)	101,356	3,425
Shift4 Payments, Class A (1)	663,003	23,537
Shopify, Class A (1)	492,070	467,073
StoneCo, Class A (1)(2)	17,421,218	675,246
Twilio, Class A (1)	2,217,979	486,669
		3,564,831
Semiconductors & Semiconductor Equipment 0.6%		
Entegris	3,138,644	185,337
		185,337
Software 22.1%		
Anaplan (1)	2,354,203	106,669
Atlassian, Class A (1)	3,775,394	680,590
Avalara (1)	2,317,953	308,496
Bill.com Holdings (1)	416,840	37,603
Ceridian HCM Holding (1)	6,135,931	486,395
Checkr, Acquisition Date: 6/29/18 - 12/2/19, Cost $18,150 (1)(2)(3)(4)	884,522	18,805
Coupa Software (1)	1,166,745	323,235
Datadog, Class A (1)	8,431,832	733,148
Descartes Systems Group (1)(2)	5,641,757	298,449
DocuSign (1)	4,399,244	757,594
Evernote, Acquisition Date: 11/20/12, Cost $2,296 (1)(3)(4)	190,876	421
Five9 (1)(2)	3,660,155	405,069

CONVERTIBLE PREFERRED STOCKS 3.3%

COMMUNICATION SERVICES 0.1%

Entertainment 0.1%

Houzz, Series D, Acquisition Date: 6/3/14, Cost $19,726 (1)(3)(4)	2,632,810	18,219
Offerup, Series A-2, Acquisition Date: 3/6/15, Cost $6,850 (1)(3)(4)	1,375,830	3,151
Offerup, Series C, Acquisition Date: 3/6/15, Cost $11,641 (1)(3)(4)	2,337,940	7,220
Offerup, Series C-1, Acquisition Date: 8/26/16, Cost $4,573 (1)(3)(4)	682,712	2,283
Total Communication Services		30,873

CONSUMER DISCRETIONARY 0.9%

Diversified Consumer Services 0.1%

1stdibs.com, Series D, Acquisition Date: 2/7/19, Cost $26,470 (1)(2)(3)(4)	5,282,277	24,668
		24,668

Hotels, Restaurants & Leisure 0.2%

Sweetgreen, Series F, Acquisition Date: 6/30/15, Cost $26,916 (1)(2)(3)(4)	3,509,234	44,406
Sweetgreen, Series G, Acquisition Date: 8/15/16 - 2/27/18, Cost $20,354 (1)(2)(3)(4)	2,261,542	28,617
Sweetgreen, Series I, Acquisition Date: 9/13/19, Cost $8,998 (1)(2)(3)(4)	526,213	6,659
		79,682

Internet & Direct Marketing Retail 0.5%

A Place for Rover, Series G, Acquisition Date: 5/11/18, Cost $29,547 (1)(3)(4)	3,924,648	22,606
Coupang, Series G, Acquisition Date: 1/9/15, Cost $16,858 (1)(3)(4)	5,958,970	24,237
Evolve Vacation Rental Network, Series 4, Acquisition Date: 8/15/14, Cost $906 (1)(2)(3)(4)	718,332	4,163
Evolve Vacation Rental Network, Series 5, Acquisition Date: 11/6/15, Cost $4,220 (1)(2)(3)(4)	1,727,442	10,012
Evolve Vacation Rental Network, Series 6, Acquisition Date: 1/18/17, Cost $8,679 (1)(2)(3)(4)	2,218,727	12,859

Evolve Vacation Rental Network, Series 7, Acquisition Date: 1/10/18, Cost $3,151 (1)(2)(3)(4)	433,698	2,514
Evolve Vacation Rental Network, Series 8, Acquisition Date: 3/29/18 - 6/15/18, Cost $17,862 (1)(2)(3)(4)	2,098,881	12,164
Evolve Vacation Rental Network, Series 9, Acquisition Date: 5/29/20, Cost $4,317 (1)(2)(3)(4)	745,950	4,323
Minted, Series E, Acquisition Date: 10/30/18, Cost $23,655 (1)(2)(3)(4)	1,756,494	15,247
Rent the Runway, Series F, Acquisition Date: 3/21/19, Cost $17,598 (1)(3)(4)	787,264	11,605
Rent the Runway, Series G, Acquisition Date: 4/30/20, Cost $8,790 (1)(3)(4)	596,324	8,790
Roofoods, Series F, Acquisition Date: 9/12/17, Cost $45,403 (1)(3)(4)	128,414	49,908
Roofoods, Series G, Acquisition Date: 5/16/19, Cost $1,539 (1)(3)(4)	3,683	1,539
		179,967
Textiles, Apparel & Luxury Goods 0.1%		
Allbirds, Series A, Acquisition Date: 10/10/18, Cost $5,119 (1)(3)(4)	466,735	6,014
Allbirds, Series B, Acquisition Date: 10/10/18, Cost $899 (1)(3)(4)	82,000	1,057
Allbirds, Series C, Acquisition Date: 10/9/18, Cost $8,595 (1)(3)(4)	783,670	10,098
Allbirds, Series Seed, Acquisition Date: 10/10/18, Cost $2,750 (1)(3)(4)	250,775	3,232
		20,401
Total Consumer Discretionary		304,718
CONSUMER STAPLES 0.0%		
Food Products 0.0%		
Farmers Business Network, Series D, Acquisition Date: 11/3/17, Cost $9,028 (1)(3)(4)	488,972	8,434
Total Consumer Staples		8,434
FINANCIALS 0.0%		
Insurance 0.0%		
Go Maps, Series B, Acquisition Date: 12/15/17, Cost $9,940 (1)(2)(3)(4)	936,022	6,374

Go Maps, Series B-1, Acquisition Date: 5/15/19, Cost $417 (1)(2)(3)(4)	32,589	222
Jetclosing, Series A, Acquisition Date: 5/25/18, Cost $8,917 (1)(2)(3)(4)	4,570,635	6,598
Total Financials		13,194
HEALTH CARE 0.7%		
Biotechnology 0.3%		
Ginkgo Bioworks, Series E, Acquisition Date: 7/30/19 - 9/9/19, Cost $21,937 (1)(3)(4)	148,007	22,229
Insitro, Series B, Acquisition Date: 5/21/20, Cost $7,412 (1)(3)(4)	1,189,622	7,412
Tempus Labs, Series D, Acquisition Date: 3/16/18, Cost $8,530 (1)(3)(4)	910,093	24,703
Tempus Labs, Series E, Acquisition Date: 8/23/18, Cost $11,140 (1)(3)(4)	665,388	18,553
Tempus Labs, Series F, Acquisition Date: 4/30/19, Cost $4,400 (1)(3)(4)	177,721	5,011
Tempus Labs, Series G, Acquisition Date: 2/6/20, Cost $4,335 (1)(3)(4)	113,018	3,207
		81,115
Health Care Equipment & Supplies 0.3%		
JAND, Series D, Acquisition Date: 4/23/15, Cost $15,460 (1)(2)(3)(4)	1,346,025	26,238
JAND, Series E, Acquisition Date: 3/9/18, Cost $24,677 (1)(2)(3)(4)	1,570,115	30,607
JAND, Series F, Acquisition Date: 4/3/20, Cost $21,615 (1)(2)(3)(4)	1,108,868	21,615
Kardium, Series D, Acquisition Date: 11/29/18, Cost $8,865 (1)(3)(4)	9,149,620	6,560
Outset Medical, Series C, Acquisition Date: 4/19/17, Cost $13,807 (1)(3)(4)	5,327,861	11,722
Outset Medical, Series D, Acquisition Date: 8/20/18, Cost $8,914 (1)(3)(4)	2,866,132	8,323
Outset Medical, Series E, Acquisition Date: 1/27/20, Cost $5,683 (1)(3)(4)	2,583,174	5,683
		110,748

Health Care Providers & Services 0.0%		
Babyco, Class A, Acquisition Date: 11/3/17, Cost $9,057 (1)(2)(3)(4)(5)	2,611,790	6,702
		6,702
Health Care Technology 0.1%		
Doximity, Series C, Acquisition Date: 4/10/14 - 3/22/18, Cost $8,769 (1)(3)(4)	1,894,489	21,976
		21,976
Total Health Care		220,541
INDUSTRIALS & BUSINESS SERVICES 0.2%		
Road & Rail 0.2%		
Convoy, Series C, Acquisition Date: 9/14/18, Cost $21,158 (1)(3)(4)	2,979,808	29,856
Convoy, Series D, Acquisition Date: 10/30/19, Cost $26,262 (1)(3)(4)	1,939,655	19,435
Total Industrials & Business Services		49,291
INFORMATION TECHNOLOGY 1.4%		
IT Services 0.1%		
ServiceTitan, Series A-1, Acquisition Date: 11/9/18, Cost $55 (1)(3)(4)	2,099	71
ServiceTitan, Series D, Acquisition Date: 11/9/18, Cost $27,048 (1)(3)(4)	1,028,634	34,765
ServiceTitan, Series E, Acquisition Date: 4/23/20, Cost $1,606 (1)(3)(4)	47,506	1,605
		36,441
Software 1.3%		
Aurora Innovation, Series B, Acquisition Date: 3/1/19, Cost $8,834 (1)(3)(4)	956,010	8,834
Checkr, Series C, Acquisition Date: 4/10/18, Cost $25,265 (1)(2)(3)(4)	1,850,770	41,425
Checkr, Series D, Acquisition Date: 9/6/19, Cost $45,551 (1)(2)(3)(4)	1,505,994	33,708
Databricks, Series F, Acquisition Date: 10/22/19, Cost $25,522 (1)(3)(4)	594,243	25,522
Evernote, Series 1, Acquisition Date: 11/20/12, Cost $4,591 (1)(3)(4)	381,752	842

Evernote, Series 4, Acquisition Date: 5/2/12 - 11/20/12, Cost $14,562 (1)(3)(4)	1,210,758	5,000
Evernote, Series 5, Acquisition Date: 11/8/13, Cost $2,274 (1)(3)(4)	174,948	760
HashiCorp, Series E, Acquisition Date: 3/13/20, Cost $13,449 (1)(3)(4)	232,522	13,449
Haul Hub, Series B, Acquisition Date: 2/14/20, Cost $8,685 (1)(3)(4)	595,656	8,685
Lookout, Series F, Acquisition Date: 3/21/14 - 8/8/14, Cost $31,937 (1)(3)(4)	2,795,838	6,626
Plex Systems Holdings, Series B, Acquisition Date: 6/9/14, Cost $16,608 (1)(3)(4)	7,238,750	15,588
Seismic Software, Series E, Acquisition Date: 12/13/18, Cost $18,216 (1)(3)(4)	577,906	28,710
Tanium, Series G, Acquisition Date: 8/26/15, Cost $31,923 (1)(3)(4)	6,430,431	59,160
Toast, Series B, Acquisition Date: 9/14/18, Cost $416 (1)(3)(4)	24,053	909
Toast, Series D, Acquisition Date: 6/27/18, Cost $29,721 (1)(3)(4)	1,717,286	64,913
Toast, Series E, Acquisition Date: 3/27/19, Cost $10,561 (1)(3)(4)	386,836	14,622
Toast, Series F, Acquisition Date: 2/14/20, Cost $12,434 (1)(3)(4)	273,578	10,341
ZenPayroll, Series C, Acquisition Date: 7/16/18, Cost $20,951 (1)(3)(4)	2,755,737	36,686
ZenPayroll, Series D, Acquisition Date: 7/16/19, Cost $29,246 (1)(3)(4)	2,196,921	29,246
		405,026
Total Information Technology		441,467
REAL ESTATE 0.0%		
Real Estate Management & Development 0.0%		
WeWork, Series D-1, Acquisition Date: 12/9/14, Cost $13,052 (1)(3)(4)	783,879	–
WeWork, Series D-2, Acquisition Date: 12/9/14, Cost $10,256 (1)(3)(4)	615,906	–
Total Real Estate		–
Total Convertible Preferred Stocks (Cost $978,502)		**1,068,518**

CONVERTIBLE BONDS 0.0%		
Color Genomics, Acquisition Date: 1/13/20, Cost $12,467, 3.00%, 6/30/21 (1)(3)(4)	12,466,000	12,466
Jetclosing, Acquisition Date: 2/6/20, Cost $1,300, 5.00%, 7/31/21 (1)(2)(3)(4)	1,299,928	1,300
Reed Krakoff International, Acquisition Date: 12/29/14 - 3/26/15, Cost $2,130, 8.00%, 9/15/20 (1)(2)(3)(4)(7)	2,130,706	–
Total Convertible Bonds (Cost $15,897)		**13,766**

BANK LOANS 0.1% (8)		
Uber Technologies, FRN, 3M USD LIBOR + 4.00%, 5.00%, 4/4/25	17,203,900	16,465
Total Bank Loans (Cost $17,094)		**16,465**

SHORT-TERM INVESTMENTS 1.6%		
Money Market Funds 1.6%		
T. Rowe Price Government Reserve Fund, 0.14% (2)(9)	526,839,811	526,840
Total Short-Term Investments (Cost $526,840)		**526,840**

Total Investments in Securities		
99.8% of Net Assets (Cost $18,655,949)		**$ 32,092,504**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Affiliated Companies
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $1,954,491 and represents 6.1% of net assets.
(4) See Note 2. Level 3 in fair value hierarchy.
(5) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.
(6) Preferred stocks are shares that carry certain preferential rights. The dividend rate may not be consistent each pay period and could be zero for a particular year.

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2020. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
1stdibs.com, Series D	$ –	$ (1,802)	$ –
Abcam	(11,918)	(18,131)	632
Alclear Holdings, Class B	–	(57,786)	–
Altus Group	(1,032)	2,229	487
Armstrong Worldwide Industries	(25,129)	(90,686)	2,652
Babyco, Class A	–	(2,355)	–
Black Knight	(935)	57,180	–
Booz Allen Hamilton Holding	1,634	59,983	5,974
Boston Beer, Class A	1,056	93,220	–
Bright Horizons Family Solutions	31,362	(134,085)	–
Cable One	20,230	94,544	1,707
Checkr	–	(6,607)	–
Checkr, Series C	–	(14,554)	–
Checkr, Series D	–	(11,843)	–
Datadog, Class A++	1,883	392,564	–
Descartes Systems Group	856	56,921	–
Endava	89	4,290	–
Evolve Vacation Rental Network, Series 4	–	(1,986)	–
Evolve Vacation Rental Network, Series 5	–	(4,775)	–
Evolve Vacation Rental Network, Series 6	–	(6,133)	–
Evolve Vacation Rental Network, Series 7	–	(1,199)	–
Evolve Vacation Rental Network, Series 8	–	(5,802)	–
Evolve Vacation Rental Network, Series 9	–	–	–
FirstService	10,562	3,950	411

The accompanying notes are an integral part of these financial statements.

June 30, 2020 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Horizons Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies. The fund has three classes of shares: the New Horizons Fund (Investor Class), the New Horizons Fund–I Class (I Class), and the New Horizons Fund–Z Class (Z Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2020. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2020, totaled $(203,576,000) for the six months ended June 30, 2020. During the six months, transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $8,550,505,000 and $9,993,676,000, respectively, for the six months ended June 30, 2020.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2020, the cost of investments for federal income tax purposes was $18,734,231,000. Net unrealized gain aggregated $13,353,685,000 at period-end, of which $13,824,636,000 related to appreciated investments and $470,951,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At June 30, 2020, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2020, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $1,554,000 for T. Rowe Price Services, Inc.; and $2,029,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2020, the fund was charged $112,000 for shareholder servicing costs related to the college savings plans, of which $76,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2020, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. This special servicing agreement between the fund and the Retirement Funds terminated on April 7, 2020. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2020, the fund was allocated $62,000 of Spectrum Funds’ expenses and $1,006,000 of Retirement Funds’ expenses. Of these amounts, $389,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2020, less than 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2020, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of June 30, 2020, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 217,108 shares of the I Class, representing less than 1% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2020, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2020.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended June 30, 2020, this reimbursement amounted to $468,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at a meeting held on March 9–10, 2020 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2019, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may have received some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that executed the fund’s portfolio transactions. However, the Board also considered that, effective January 2020, the Advisor began bearing the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2020. With the new breakpoint, the group fee rate will decline to 0.260% when the combined average net assets of the applicable T. Rowe Price funds exceed $845 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group) and second quintile (Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on May 4, 2020, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of June 1, 2019, through March 31, 2020. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

Certain provisions of the Liquidity Program initially became effective on December 1, 2018, and the full Liquidity Program was formally approved by the Board in April 2019. During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program since its implementation has operated adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 18, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 18, 2020